UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): September 8, 2004


                          MONTGOMERY REALTY GROUP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Nevada                     000-30724                88-0377199
--------------------------------      -------------         --------------------
(State or other jurisdiction of        (Commission            (I.R.S. Employer
 incorporation or organization)        File Number)          Identification No.)

             400 Oyster Point Blvd., Suite 415
              South San Francisco, California             94080
         ----------------------------------------       ----------
         (Address of principal executive offices)       (Zip Code)

                                 (650) 266-8080
               ---------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

              ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On September 8, 2004, Montgomery Realty Group, Inc. (the "Company") entered into an agreement with an effective date of September 1, 2004, to sell the Orchard Supply Shopping Center to an unrelated third party for a purchase price of $7,950,000. The purchaser's obligation to complete the transaction is subject to standard title, due diligence, and financing contingencies, all of which must be cleared within 45 days from the effective date unless that date is extended by agreement of the parties. Under the terms of the agreement, the Company is permitted to solicit and accept backup offers for the purchase of the property, which must be subject to the purchaser's rights under the September 8, 2004, agreement.


                  ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

         The following exhibit is filed with this report on Form 8-K:


      Exhibit
      Number               Title of Document                        Location
      ------               -----------------                        --------

     Item 10        Material Contracts
------------------- --------------------------------------------- --------------
      10.01         Purchase and Sale Agreement by and between     This filing.
                    Montgomery Realty Group, Inc. and Paul Pries


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             MONTGOMERY REALTY GROUP, INC.



Date: September 13, 2004                     By  /s/ Dinesh Maniar
                                               --------------------------------
                                               Dinesh Maniar
                                               Chief Executive Officer

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